Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	September 30
BALANCE SHEET DATA	2007	2006	% Change
Total assets	$15,438,177	$14,910,652	3.5%
Loans, net of unearned income	10,988,307	10,312,057	6.6%
Investment securities	2,948,262	2,950,671	(0.1%)
Deposits	10,291,186	10,277,028	0.1%
Shareholders’ equity	1,554,120	1,497,693	3.8%

				Nine Months Ended
	Quarter Ended September 30			September 30
INCOME SUMMARY	2007	2006	% Change	2007	2006	% Change
Interest income	$238,740	$229,101	4.2%	$699,508	$634,959	10.2%
Interest expense	(116,330)	(103,177)	12.7%	(334,415)	(271,141)	23.3%

Net interest income	122,410	125,924	(2.8%)	365,093	363,818	0.4%
Provision for loan losses	(4,606)	(555)	729.9%	(8,263)	(2,430)	240.0%
Investment securities (losses) gains	(134)	1,450	(109.2%)	2,277	5,524	(58.8%)
Other income	36,877	35,462	4.0%	110,536	103,997	6.3%
Other expenses	(107,996)	(92,425)	16.8%	(307,008)	(271,234)	13.2%

Income before income taxes	46,551	69,856	(33.4%)	162,635	199,675	(18.6%)
Income taxes	(12,985)	(21,514)	(39.6%)	(48,096)	(60,753)	(20.8%)

Net income	$33,566	$48,342	(30.6%)	$114,539	$138,922	(17.6%)

PER-SHARE DATA:

Net income:
Basic	$0.19	$0.28	(32.1%)	$0.66	$0.80	(17.5%)
Diluted	0.19	0.28	(32.1%)	0.66	0.80	(17.5%)
Cash dividends	0.1500	0.1475	1.7%	0.448	0.433	3.5%

Shareholders’ equity	8.96	8.63	3.8%
Shareholders’ equity (tangible)	5.17	4.82	7.3%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.88%	1.31%		1.03%	1.32%
Return on average shareholders’ equity	8.67%	13.26%		10.07%	13.04%
Return on average shareholders’ equity (tangible)	15.76%	25.14%		18.42%	24.34%
Net interest margin	3.62%	3.85%		3.69%	3.88%
Efficiency ratio	65.17%	55.04%		61.97%	55.72%
Non-performing assets to total assets	0.69%	0.31%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	September 30	September 30	June 30	September 30	June 30
	2007	2006	2007	2006	2007
ASSETS
Cash and due from banks	$337,306	$338,598	$381,714	(0.4%)	(11.6%)
Loans held for sale	116,451	236,787	185,471	(50.8%)	(37.2%)
Other interest-earning assets	19,673	35,884	14,367	(45.2%)	36.9%
Investment securities	2,948,262	2,950,671	2,750,394	(0.1%)	7.2%
Loans, net of unearned	10,988,307	10,312,057	10,713,819	6.6%	2.6%
Allowance for loan losses	(109,435)	(107,422)	(106,892)	1.9%	2.4%

Net Loans	10,878,872	10,204,635	10,606,927	6.6%	2.6%
Premises and equipment	190,092	188,403	188,893	0.9%	0.6%
Accrued interest receivable	73,927	70,901	71,785	4.3%	3.0%
Goodwill and intangible assets	658,274	661,594	659,739	(0.5%)	(0.2%)
Other assets	215,320	223,179	219,125	(3.5%)	(1.7%)

Total Assets	$15,438,177	$14,910,652	$15,078,415	3.5%	2.4%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,291,186	$10,277,028	$10,318,239	0.1%	(0.3%)
Short-term borrowings	1,773,083	1,833,644	1,496,407	(3.3%)	18.5%
Long-term debt	1,632,980	1,109,220	1,555,351	47.2%	5.0%
Other liabilities	186,808	193,067	176,758	(3.2%)	5.7%

Total Liabilities	13,884,057	13,412,959	13,546,755	3.5%	2.5%
Shareholders’ equity	1,554,120	1,497,693	1,531,660	3.8%	1.5%

Total Liabilities and Shareholders’ Equity	$15,438,177	$14,910,652	$15,078,415	3.5%	2.4%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,954,204	$2,600,807	$2,864,939	13.6%	3.1%
Commercial — agricultural	374,759	345,332	368,591	8.5%	1.7%
Real estate — commercial mortgage	3,407,715	3,174,623	3,331,676	7.3%	2.3%
Real estate — residential mortgage	809,148	677,994	731,966	19.3%	10.5%
Real estate — home equity	1,472,376	1,465,373	1,447,058	0.5%	1.7%
Real estate — construction	1,389,164	1,431,535	1,379,449	(3.0%)	0.7%
Consumer	500,021	529,741	505,365	(5.6%)	(1.1%)
Leasing and other	80,920	86,652	84,775	(6.6%)	(4.5%)

Total Loans, net of unearned income	$10,988,307	$10,312,057	$10,713,819	6.6%	2.6%

Deposits, by type:
Noninterest-bearing demand	$1,696,871	$1,886,514	$1,818,862	(10.1%)	(6.7%)
Interest-bearing demand	1,738,605	1,658,545	1,667,455	4.8%	4.3%
Savings deposits	2,195,363	2,351,041	2,292,257	(6.6%)	(4.2%)
Time deposits	4,660,347	4,380,928	4,539,665	6.4%	2.7%

Total Deposits	$10,291,186	$10,277,028	$10,318,239	0.1%	(0.3%)

Short-term borrowings, by type:
Customer repurchase agreements	$248,915	$363,561	$261,568	(31.5%)	(4.8%)
Federal funds purchased	842,476	1,183,447	830,327	(28.8%)	1.5%
Short-term promissory notes	476,249	236,701	399,317	101.2%	19.3%
Other	205,443	49,935	5,195	311.4%	N/M

Total Short-term borrowings	$1,773,083	$1,833,644	$1,496,407	(3.3%)	18.5%

N/M — Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended
	September 30	September 30	June 30	September 30	June 30	September 30
	2007	2006	2007	2006	2007	2007	2006	% Change
Interest Income:
Interest Income	$238,740	$229,101	$230,112	4.2%	3.7%	$699,508	$634,959	10.2%
Interest Expense	116,330	103,177	109,204	12.7%	6.5%	334,415	271,141	23.3%

Net Interest Income	122,410	125,924	120,908	(2.8%)	1.2%	365,093	363,818	0.4%
Provision for Loan Losses	4,606	555	2,700	729.9%	70.6%	8,263	2,430	240.0%

Net Interest Income after Provision	117,804	125,369	118,208	(6.0%)	(0.3%)	356,830	361,388	(1.3%)

Other Income:
Investment management and trust services	9,291	8,887	10,273	4.5%	(9.6%)	29,374	27,975	5.0%
Service charges on deposit accounts	11,293	11,345	11,225	(0.5%)	0.6%	33,145	32,484	2.0%
Other service charges and fees	8,530	6,693	7,841	27.4%	8.8%	23,746	19,923	19.2%
Gains on sale of mortgage loans	2,532	5,480	4,188	(53.8%)	(39.5%)	12,113	15,439	(21.5%)
Investment securities (losses) gains	(134)	1,450	629	(109.2%)	(121.3%)	2,277	5,524	(58.8%)
Other	5,231	3,057	2,849	71.1%	83.6%	12,158	8,176	48.7%

Total Other Income	36,743	36,912	37,005	(0.5%)	(0.7%)	112,813	109,521	3.0%

Other Expenses:
Salaries and employee benefits	52,505	55,048	55,555	(4.6%)	(5.5%)	164,353	158,367	3.8%
Net occupancy expense	9,813	9,260	9,954	6.0%	(1.4%)	29,963	26,856	11.6%
Equipment expense	3,438	3,703	3,436	(7.2%)	0.1%	10,589	10,791	(1.9%)
Data processing	3,131	3,057	3,217	2.4%	(2.7%)	9,550	9,131	4.6%
Advertising	2,470	2,934	2,990	(15.8%)	(17.4%)	7,869	8,214	(4.2%)
Intangible amortization	1,995	2,025	2,198	(1.5%)	(9.2%)	6,176	5,883	5.0%
Other	34,644	16,398	20,757	111.3%	66.9%	78,508	51,992	51.0%

Total Other Expenses	107,996	92,425	98,107	16.8%	10.1%	307,008	271,234	13.2%

Income Before Income Taxes	46,551	69,856	57,106	(33.4%)	(18.5%)	162,635	199,675	(18.6%)
Income Taxes	12,985	21,514	17,261	(39.6%)	(24.8%)	48,096	60,753	(20.8%)

Net Income	$33,566	$48,342	$39,845	(30.6%)	(15.8%)	$114,539	$138,922	(17.6%)

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.19	$0.28	$0.23	(32.1%)	(17.4%)	$0.66	$0.80	(17.5%)
Diluted	0.19	0.28	0.23	(32.1%)	(17.4%)	0.66	0.80	(17.5%)

Cash dividends	$0.1500	$0.1475	$0.1500	1.7%	—	$0.448	$0.433	3.5%
Shareholders’ equity	8.96	8.63	8.84	3.8%	1.4%
Shareholders’ equity (tangible)	5.17	4.82	5.03	7.3%	2.8%

Weighted average shares (basic)	173,304	173,439	173,184	(0.1%)	0.1%	173,254	172,595	0.4%
Weighted average shares (diluted)	174,370	175,390	174,417	(0.6%)	—	174,493	174,689	(0.1%)
Shares outstanding, end of period	173,394	173,493	173,270	(0.1%)	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.88%	1.31%	1.08%			1.03%	1.32%
Return on average shareholders’ equity	8.67%	13.26%	10.52%			10.07%	13.04%
Return on average shareholders’ equity (tangible)	15.76%	25.14%	19.30%			18.42%	24.34%
Net interest margin	3.62%	3.85%	3.70%			3.69%	3.88%
Efficiency ratio	65.17%	55.04%	59.72%			61.97%	55.72%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	September 30, 2007			September 30, 2006			June 30, 2007
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,857,636	$205,747	7.52%	$10,167,362	$194,379	7.59%	$10,582,300	$199,085	7.54%
Taxable investment securities	2,116,123	24,583	4.65%	2,309,644	25,323	4.39%	1,973,214	21,999	4.46%
Tax-exempt investment securities	499,389	6,377	5.11%	449,181	5,496	4.89%	500,341	6,405	5.12%
Equity securities	188,490	2,269	4.80%	155,894	1,833	4.69%	188,558	2,230	4.74%

Total Investment Securities	2,804,002	33,229	4.74%	2,914,719	32,652	4.48%	2,662,113	30,634	4.60%
Loans held for sale	159,492	2,694	6.76%	227,038	4,224	7.44%	197,852	3,393	6.86%
Other interest-earning assets	34,536	432	4.91%	54,424	695	5.03%	25,311	311	4.90%

Total Interest-earning Assets	13,855,666	242,102	6.95%	13,363,543	231,950	6.90%	13,467,576	233,423	6.95%

Noninterest-earning assets:
Cash and due from banks	338,862			329,482			340,752
Premises and equipment	190,175			187,876			189,975
Other assets	890,901			859,800			899,160
Less: allowance for loan losses	(108,628)			(107,090)			(108,952)

Total Assets	$15,166,976			$14,633,611			$14,788,511

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,729,357	$7,630	1.75%	$1,689,386	$6,529	1.53%	$1,676,528	$7,198	1.72%
Savings deposits	2,259,231	13,680	2.40%	2,370,275	14,258	2.37%	2,298,910	13,776	2.40%
Time deposits	4,626,160	55,093	4.72%	4,294,731	46,254	4.27%	4,526,107	52,825	4.68%

Total Interest-bearing Deposits	8,614,748	76,403	3.52%	8,354,392	67,041	3.18%	8,501,545	73,799	3.48%

Short-term borrowings	1,477,288	17,786	4.74%	1,730,970	21,697	4.92%	1,243,370	14,894	4.77%
Long-term debt	1,655,599	22,141	5.32%	1,093,815	14,439	5.24%	1,585,125	20,511	5.19%

Total Interest-bearing Liabilities	11,747,635	116,330	3.93%	11,179,177	103,177	3.65%	11,330,040	109,204	3.86%

Noninterest-bearing liabilities:
Demand deposits	1,703,137			1,826,800			1,756,271
Other	179,391			181,322			183,449

Total Liabilities	13,630,163			13,187,299			13,269,760

Shareholders’ equity	1,536,813			1,446,312			1,518,751

Total Liabilities and Shareholders’ Equity	$15,166,976			$14,633,611			$14,788,511

Net interest income/net interest margin (fully taxable equivalent)		125,772	3.62%		128,773	3.85%		124,219	3.70%

Tax equivalent adjustment		(3,362)			(2,849)			(3,311)

Net interest income		$122,410			$125,924			$120,908

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2007	2006	2007	2006	2007
Loans, by type:
Commercial — industrial and financial	$2,908,049	$2,587,869	$2,805,554	12.4%	3.7%
Commercial — agricultural	373,293	337,660	366,679	10.6%	1.8%
Real estate — commercial mortgage	3,383,487	3,113,086	3,287,308	8.7%	2.9%
Real estate — residential mortgage	769,381	658,537	710,433	16.8%	8.3%
Real estate — home equity	1,454,947	1,450,255	1,435,467	0.3%	1.4%
Real estate — construction	1,382,951	1,412,678	1,381,552	(2.1%)	0.1%
Consumer	502,482	527,915	506,965	(4.8%)	(0.9%)
Leasing and other	83,046	79,362	88,342	4.6%	(6.0%)

Total Loans, net of unearned income	$10,857,636	$10,167,362	$10,582,300	6.8%	2.6%

Deposits, by type:
Noninterest-bearing demand	$1,703,137	$1,826,800	$1,756,271	(6.8%)	(3.0%)
Interest-bearing demand	1,729,357	1,689,386	1,676,528	2.4%	3.2%
Savings deposits	2,259,231	2,370,275	2,298,910	(4.7%)	(1.7%)
Time deposits	4,626,160	4,294,731	4,526,107	7.7%	2.2%

Total Deposits	$10,317,885	$10,181,192	$10,257,816	1.3%	0.6%

Short-term borrowings, by type:
Customer repurchase agreements	$242,375	$334,759	$255,685	(27.6%)	(5.2%)
Federal funds purchased	756,360	1,143,445	586,007	(33.9%)	29.1%
Short-term promissory notes	446,182	201,282	376,149	121.7%	18.6%
Other	32,371	51,484	25,529	(37.1%)	26.8%

Total Short-term borrowings	$1,477,288	$1,730,970	$1,243,370	(14.7%)	18.8%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Nine Months Ended September 30
	2007			2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,619,834	$601,390	7.57%	$9,750,452	$537,281	7.37%
Taxable investment securities	2,092,916	71,201	4.54%	2,246,672	71,426	4.24%
Tax-exempt investment securities	497,504	19,010	5.09%	438,510	15,881	4.83%
Equity securities	185,215	6,628	4.78%	151,078	5,132	4.53%

Total Investment Securities	2,775,635	96,839	4.65%	2,836,260	92,439	4.35%

Loans held for sale	188,223	9,771	6.92%	216,295	11,688	7.21%
Other interest-earning assets	36,008	1,339	4.93%	56,045	1,950	4.63%

Total Interest-earning Assets	13,619,700	709,339	6.96%	12,859,052	643,358	6.69%

Noninterest-earning assets:
Cash and due from banks	331,945			340,885
Premises and equipment	190,711			183,112
Other assets	896,604			836,754
Less: allowance for loan losses	(108,425)			(105,291)

Total Assets	$14,930,535			$14,114,512

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,688,129	$21,733	1.72%	$1,676,087	$18,112	1.44%
Savings deposits	2,284,521	41,266	2.41%	2,340,708	37,181	2.12%
Time deposits	4,537,160	158,411	4.67%	4,042,569	120,934	4.00%

Total Interest-bearing Deposits	8,509,810	221,410	3.48%	8,059,364	176,227	2.92%
Short-term borrowings	1,424,109	51,734	4.82%	1,607,946	55,430	4.56%
Long-term debt	1,564,333	61,271	5.23%	1,033,706	39,484	5.11%

Total Interest-bearing Liabilities	11,498,252	334,415	3.88%	10,701,016	271,141	3.38%

Noninterest-bearing liabilities:
Demand deposits	1,726,782			1,817,547
Other	184,010			171,391

Total Liabilities	13,409,044			12,689,954

Shareholders’ equity	1,521,491			1,424,558

Total Liabilities and Shareholders’ Equity	$14,930,535			$14,114,512

Net interest income/net interest margin (fully taxable equivalent)		374,924	3.69%		372,217	3.88%

Tax equivalent adjustment		(9,831)			(8,399)

Net interest income		$365,093			$363,818

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended
	September 30
	2007	2006	% Change
Loans, by type:
Commercial — industrial and financial	$2,795,619	$2,445,367	14.3%
Commercial — agricultural	366,905	330,368	11.1%
Real estate — commercial mortgage	3,303,854	3,033,010	8.9%
Real estate — residential mortgage	727,491	624,546	16.5%
Real estate — home equity	1,444,100	1,401,875	3.0%
Real estate — construction	1,386,960	1,317,274	5.3%
Consumer	508,544	522,381	(2.6%)
Leasing and other	86,361	75,631	14.2%

Total Loans, net of unearned income	$10,619,834	$9,750,452	8.9%

Deposits, by type:
Noninterest-bearing demand	$1,726,782	$1,817,547	(5.0%)
Interest-bearing demand	1,688,129	1,676,087	0.7%
Savings deposits	2,284,521	2,340,708	(2.4%)
Time deposits	4,537,160	4,042,569	12.2%

Total Deposits	$10,236,592	$9,876,911	3.6%

Short-term borrowings, by type:
Customer repurchase agreements	$251,520	$358,079	(29.8%)
Federal funds purchased	751,954	1,084,901	(30.7%)
Short-term promissory notes	379,761	126,917	199.2%
Other	40,874	38,049	7.4%

Total Short-term borrowings	$1,424,109	$1,607,946	(11.4%)

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

				Nine Months Ended
	Quarter Ended			September 30
	September 30	September 30	June 30
	2007	2006	2007	2007	2006
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$106,892	$106,544	$107,899	$106,884	$92,847

Loans charged off	(2,805)	(1,068)	(4,506)	(8,671)	(4,247)
Recoveries of loans previously charged off	742	1,391	799	2,959	3,401

Net loans (charged off) recovered	(2,063)	323	(3,707)	(5,712)	(846)
Provision for loan losses	4,606	555	2,700	8,263	2,430
Allowance purchased	—	—	—	—	12,991

Balance at end of period	$109,435	$107,422	$106,892	$109,435	$107,422

Net charge-offs (recoveries) to average loans (annualized)	0.08%	(0.01%)	0.14%	0.07%	0.01%

NON-PERFORMING ASSETS:
Non-accrual loans	$71,056	$26,591	$46,683
Accruing loans 90+ days overdue	23,406	16,704	21,559
Other real estate owned	12,536	3,489	5,899

Total non-performing assets	$106,998	$46,784	$74,141

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.65%	0.26%	0.44%
Non-performing assets to total loans and OREO	0.97%	0.45%	0.69%
Non-performing assets to total assets	0.69%	0.31%	0.49%
Allowance for loan losses to loans outstanding	1.00%	1.04%	1.00%
Allowance/non-performing loans	116%	248%	157%